POWER OF ATTORNEY


               WHEREAS, Bell Atlantic-New Jersey, Inc., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, (i) a registration statement on Form S-3 with respect to the issuance and sale of up to $300,000,000 aggregate principal amount of debt securities of the Company and (ii) a post-effective amendment to registration statement No. 33-49851 on Form S-3 with respect to the issuance and sale of up to $50,000,000 aggregate principal amount of debt securities of the Company.

               NOW, THEREFORE, the undersigned hereby appoints each of William
M. Freeman and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and post-effective amendment and any amendment or amendments thereto or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of May, 1999.



                                                    /s/ Barry S. Abrams
                                                    -------------------
                                                    Barry S. Abrams

                                POWER OF ATTORNEY


               WHEREAS, Bell Atlantic New-Jersey, Inc., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, (i) a registration statement on Form S-3 with respect to the issuance and sale of up to $300,000,000 aggregate principal amount of debt securities of the Company and (ii) a post-effective amendment to registration statement No. 33-49851 on Form S-3 with respect to the issuance and sale of up to $50,000,000 aggregate principal amount of debt securities of the Company.

               NOW, THEREFORE, the undersigned hereby appoints Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and post-effective amendment and any amendment or amendments thereto or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of May, 1999.



                                                   /s/ William M. Freeman
                                                   -----------------------
                                                   William M. Freeman

                                POWER OF ATTORNEY


               WHEREAS, Bell Atlantic-New Jersey, Inc., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, (i) a registration statement on Form S-3 with respect to the issuance and sale of up to $300,000,000 aggregate principal amount of debt securities of the Company and (ii) a post-effective amendment to registration statement No. 33-49851 on Form S-3 with respect to the issuance and sale of up to $50,000,000 aggregate principal amount of debt securities of the Company.

               NOW, THEREFORE, the undersigned hereby appoints each of William
M. Freeman and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and post-effective amendment and any amendment or amendments thereto or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of May, 1999.



                                                   /s/ Joseph M. Milanowycz
                                                   -------------------------
                                                   Joseph M. Milanowycz

                                POWER OF ATTORNEY


               WHEREAS, Bell Atlantic New-Jersey, Inc., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, (i) a registration statement on Form S-3 with respect to the issuance and sale of up to $300,000,000 aggregate principal amount of debt securities of the Company and (ii) a post-effective amendment to registration statement No. 33-49851 on Form S-3 with respect to the issuance and sale of up to $50,000,000 aggregate principal amount of debt securities of the Company.

               NOW, THEREFORE, the undersigned hereby appoints William M. Freeman as attorney for the undersigned for the purpose of executing and filing such registration statement and post-effective amendment and any amendment or amendments thereto or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of May, 1999.



                                                   /s/ Edwin F. Hall
                                                   ------------------
                                                   Edwin F. Hall